497(d)
          First Trust Unit Investment Trust, Series 10

      Supplement to the Prospectus dated October 8, 1998

The name Delaware-Voyageur Unit Investment Trust, Series 10 has been changed to that referenced above. Effective December 8, 1998, Nike Securities L.P., an Illinois limited partnership formed in 1991, was appointed Sponsor of the above referenced Trust. In its capacity as Sponsor, Nike Securities L.P. has appointed First Trust Advisors L.P., an affiliate of Nike Securities L.P., to act as Evaluator and to provide portfolio supervision for the trust portfolios. Nike Securities L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P. acts as depositor and sponsor for successive series of The First Trust Combined Series, FT Series, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA and to date more than $20 billion in First Trust unit investment trusts have been deposited. Nike Securities L.P. is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Both Nike Securities L.P. and First Trust Advisors L.P. have their principal offices at 1001 Warrenville Road, Lisle, Illinois 60532. These changes will not increase the fees and expenses charged to the Trust.

January 11, 1999